UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 17, 2022
Date of Report (Date of earliest event reported)

Flotek Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8846 N. Sam Houston Parkway W.,
Houston, TX 77064
(Address of principal executive office and zip code)

(713) 849-9911
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.0001 par value	FTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On June 17, 2022, Flotek Industries, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with ProFrac Holdings II, LLC (“ProFrac Holdings”). Pursuant to the Securities Purchase Agreement, (i) the Company will receive $19,500,000 in cash and (ii) ProFrac Holdings will receive pre-funded warrants (the “Prefunded Warrants”) permitting ProFrac Holdings to purchase 13,104,839 shares of common stock of the Company at an exercise price equal to $0.0001 per share, representing a 20% premium to the 30-day volume average price of the Company’s common stock at the close of business on the day prior to the date of the Securities Purchase Agreement. ProFrac Holdings and its affiliates may not receive any voting or consent rights in respect of the Prefunded Warrants or the underlying shares unless and until (i) the Company has obtained approval from a majority of its shareholders excluding ProFrac Holdings and its affiliates and (ii) ProFrac Holdings has paid an additional $4,500,000 to the Company. The closing of the transactions contemplated under the Securities Purchase Agreement took place on June 21, 2022.

Concurrent with the closing of the transactions contemplated under the Securities Purchase Agreement, the Company and ProFrac Holdings also entered into an amendment to the Registration Rights Agreement (the “Registration Rights Agreement Amendment”) between the Company and ProFrac dated May 17, 2022 with respect to the resale of shares of common stock of the Company that may be pursuant to the Prefunded Warrants.

The foregoing form of the Prefunded Warrants, the Securities Purchase Agreement and the Registration Rights Agreement Amendment are filed hereto as Exhibits 4.1, 10.1 and 10.2 respectively to this Current Report on Form 8-K. The foregoing summary of the terms of the Securities Purchase Agreement and Prefunded Warrants are subject to and qualified in their entirety by such exhibits, which are incorporated herein by reference.

Piper Sandler acted as the Company’s investment banking advisor for this transaction.

Item 3.02. Unregistered Sales of Equity Securities.

The information regarding the sale of the Prefunded Warrants included in Item 1.01 above is incorporated into this Item 3.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
4.1	Form of Prefunded Warrant
10.1	Securities Purchase Agreement between Flotek Industries, Inc. and ProFrac Holdings II, LLC dated June 17, 2022
10.2	Amendment No. 1 to Registration Rights Agreement Flotek Industries, Inc. and ProFrac Holdings II, LLC dated June 21, 2022

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: June 22, 2022	/s/ Nicholas J. Bigney
	Name:	Nicholas J. Bigney
	Title:	Senior Vice President, General Counsel & Chief Compliance Officer